UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

February 19, 2020

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of principal executive offices)	(Zip Code)

(703) 873-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2020, in connection with the ongoing refreshment process of the Board of Directors (the “Board of Directors”) of TEGNA Inc. (“TEGNA”), TEGNA appointed Karen Grimes to the Board of Directors, effective immediately. The Board of Directors has affirmatively determined that Ms. Grimes is “independent” under the rules of the New York Stock Exchange and the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Ms. Grimes, 63, spent more than 20 years at Wellington Management Company, a leading investment management firm, where she was a Partner, Senior Managing Director and Equity Portfolio Manager until her retirement in 2018. She currently serves on the Board of Directors of Toll Brothers, Inc., where she is a member of the Audit & Risk Committee.

Ms. Grimes will receive compensation for her service on the Board of Directors in accordance with TEGNA’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors will be included in TEGNA’s proxy statement on Schedule 14A for its 2020 annual meeting of stockholders, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to its 2020 annual meeting of stockholders.

There are no arrangements or understandings between Ms. Grimes and any other person pursuant to which she was selected to serve as a director of TEGNA. Neither Ms. Grimes nor any of her related persons (as defined in Item 404(a) of Regulation S-K under the Exchange Act) is a party to any transaction in which TEGNA is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

A copy of TEGNA’s press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Important Additional Information

TEGNA intends to file a proxy statement and GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2020 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2020 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in TEGNA’s proxy statement for the 2019 Annual Meeting of shareholders, filed with the SEC on March 11, 2019 (the “2019 Proxy Statement”). To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the 2019 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 1, 2019 and in TEGNA’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2019 filed with the SEC on May 9, 2019, August 6, 2019 and November 7, 2019, respectively. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2020 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING TEGNA’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the TEGNA’s website, https://www.tegna.com.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 19, 2020

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: February 19, 2020	By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, General Counsel and Secretary